EXHIBIT 32.2

Certification of the Chief Financial Officer Pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q/A of The Wet Seal, Inc. for the period ended July 29, 2006, I, John J. Luttrell, Executive Vice President and Chief Financial Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-Q/A for the period ended July 29, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q/A for the period ended July 29, 2006 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: December 12, 2006	/s/ John J. Luttrell
John J. Luttrell
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)